                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): January 31, 2000



                              NEOWARE SYSTEMS INC.
                              --------------------
             (Exact name of registrant as specified in its charter)





               Delaware                               000-21240                             232705700
               --------                               ---------                             ---------
    (State or other jurisdiction of            (Commission File Number)        (I.R.S. Employer Identification No.)
            incorporation)



             400 Feheley Drive, King of Prussia, Pennsylvania 19406
             -------------------------------------------------------
                (Address of principal executive offices/Zip Code)


Registrant's telephone number, including area code:  (610) 277-8300


Former name, former address, and former fiscal year, if changed since last report: N/A.

Item 5.  Other Events.
----------------------

         On January 31, 2000, Neoware Systems, Inc. (the "Company") issued a press release, the text of which is attached hereto as Exhibit 99.1 and incorporated herein in its entirety, reporting that it received notification from the Nasdaq Listing Qualifications Panel that, effective with the open of business January 31, 2000, the Company's common stock and warrants will begin trading on the Nasdaq Small Cap market under the symbols NWRE and NWREW, respectively.

         The Company also announced that, in connection with a new Linux-based product and market strategy, Neoware has terminated its previously announced Agreement under which Neoware was to acquire certain assets of MTX.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

The following exhibit is filed herewith:

Exhibit Number                Description
--------------                ------------
99.1                          Registrant's press release, dated January 31, 2000


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  NEOWARE SYSTEMS INC.



Date:  January 31, 2000            By:     /s/ Edward C. Callahan, Jr.
                                           -------------------------------------
                                           Edward C. Callahan, Jr.
                                           President and Chief Executive Officer